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                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
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                              COMPUTATIONAL MATERIALS
--------------------------------------------------------------------------------
                    PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                      HOME EQUITY ASSET BACKED CERTIFICATES
                                  SERIES 2000-1

                          $202,000,000 (APPROXIMATELY)

                    PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                                    Depositor

                            LITTON LOAN SERVICING LP
                                    Servicer


--------------------------------------------------------------------------------
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                                    DISCLAIMER

The Information contained in the attached materials (the "Information") is produced and provided exclusively by PaineWebber Incorporated ("PW") and not by any other person or entity acting in any other capacity such as, for example, a servicer, trustee or other party to the transaction or otherwise. Neither the issuer nor any other person or entity, other than PW, has prepared, reviewed or participated in the preparation of the Information, authorized its dissemination, or makes any representation as to its accuracy or completeness. The Information is accurate and complete to the best of PW's knowledge. Certain of the Information, however, may be based on data supplied to PW by the issuer, servicer or other person ("Third Party Data"). Although PW believes that any Third Party Data was obtained from reliable sources, PW makes no representation as to its accuracy or completeness or as to the accuracy of any calculations derived from such data. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE PROSPECTUS, PROSPECTUS SUPPLEMENT, OR OTHER INFORMATION, IF ANY, SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY, THE "OFFERING DOCUMENTS"). ANY INFORMATION HEREIN REGARDING THE COLLATERAL OR THE SECURITIES SUPERSEDES ANY PRIOR INFORMATION REGARDING THE COLLATERAL OR THE SECURITIES AND WILL BE SUPERSEDED BY SUBSEQUENT INFORMATION REGARDING THE COLLATERAL AND/OR THE SECURITIES CONTAINED IN SUBSEQUENT VERSIONS OF THE INFORMATION, IF ANY, OR IN THE OFFERING DOCUMENTS.

The Information is generally comprised of loan or asset pool information, which is almost always entirely Third Party Data; security characteristics, such as, for example, payment priorities, subordination levels, or the number or principal amount of the various classes of securities described; and performance analysis. Security characteristics may be described in such a manner as to focus on a particular attribute without making a complete assessment of all the security's characteristics. As such, the Information may not reflect the impact of all structural characteristics of the security, such as call events, for example, in a description of payment priorities. Security characteristics and pool information are subject to change. Any investment decision should be based only on the Offering Documents.

Performance analyses are typically produced using mathematical models that are applied to data using different assumptions. The data, including Third Party Data, may be either historical or hypothetical. The Information will generally (but not always) identify the assumptions used in the analysis. Assumptions about prepayments, future interest rates, volatility and collateral performance are some of the assumptions typically used in modeling the types of performance analyses that may be included in the Information. There may be others. Contact your PW registered representative if you require further explanation of the assumptions used or PW's modeling techniques. Also, there may be differences between assumptions used in the Information and the assumptions, or range of assumptions, that you would use to analyze performance. You should consider whether performance analyses should be tested under different assumptions. In addition, you are cautioned that there is no universally accepted method for analyzing or modeling financial instruments. Models used by PW to produce analyses contained in the Information may be proprietary making the results difficult for any third party to recreate. PW makes no representation or warranty as to the models used to produce the Information. PW does not guarantee any results and there is no guarantee as to the liquidity of the securities described in the Information.

PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. This Information shall not be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, which may be made only by prospectus when required by law, in which event you may obtain such prospectus from PW. PW shall not be, or be deemed to be, a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. Absent such agreement PW is acting as principal and PW strongly urges you to seek advice from your counsel, accountant and tax advisor since you, and not PW, must determine the appropriateness for you of any of the securities or potential securities described in the Information.


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
BOND SUMMARY(1):

                                                     FIRST         LAST      PRINCIPAL    EXPECTED
           APPROXIMATE                      WAL    PRINCIPAL    PRINCIPAL     WINDOW       RATINGS
  CLASS       SIZE      TRANCHE TYPE(2)   (YEARS)   PAYMENT      PAYMENT     (YEARS)    (MOODY'S/S&P)   DAY COUNT
-----------------------------------------------------------------------------------------------------------------
   A-1     $86,356,000     Floating        0.95      06/00         04/02        1.92       Aaa/AAA      Actual/360
                         Sequential(3)

   A-2     $44,453,000       Fixed         2.70      04/02         06/04        2.25       Aaa/AAA       30/360
                          Sequential

   A-3     $15,592,759       Fixed         5.00      06/04         10/06        2.42       Aaa/AAA       30/360
                         Sequential(3)

   A-4     $10,000,000       Fixed         7.58      10/06         02/08        1.42       Aaa/AAA       30/360
                         Sequential(3)

   A-5     $21,021,742   Fixed NAS(3)      6.36      09/03         02/08        4.50       Aaa/AAA       30/360

   M-1     $10,510,871       Fixed         5.19      08/03         02/08        4.58       Aa2/AA        30/360
                         Mezzanine(3)

   M-2      $7,357,610       Fixed         5.17      07/03         02/08        4.67        A2/A         30/360
                         Mezzanine(3)

    B       $6,306,523       Fixed         5.16      06/03         02/08        4.75      Baa2/BBB       30/360
                        Subordinate(3)

---------------------------------------

Notes:

(1)  Priced to Call.

(2) Commencing on the first day after the Optional Termination Date occurs, the Pass-Through Rate on the Class A-2, A-3, A-4, A-5, M-1, M-2 and Class B Certificates will increase by 0.50% per annum and the margin on the Class A-1 Certificates will double.

(3) The Class A-1 Certificates are subject to the Class A-1 Interest Rate Cap (as defined herein). The interest rates on the Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B Certificates will be equal to the lesser of (i) it's respective Pass-Through Rate and (ii) the Net WAC Cap (as defined herein). If the Pass-Through Rates on the Offered Certificates (other than the Class A-1 Certificates) is capped at the Net WAC Cap, no Carryover Amounts will be paid with respect to interest in excess of the capped interest.

RELEVANT PARTIES
----------------

TITLE OF SECURITIES:     PaineWebber Mortgage Acceptance Corp. IV, Home Equity
                         Asset Backed Certificates, Series 2000-1

DEPOSITOR:               PaineWebber Mortgage Acceptance Corp. IV

SERVICER:                Litton Loan Servicing LP

SOLE UNDERWRITER:        Paine Webber Incorporated

TRUSTEE:                 The Chase Manhattan Bank

CUSTODIAN:               U.S. Bank National Association

LOAN ORIGINATORS:        NC Capital Corporation and BNC Mortgage, Inc.


RELEVANT DATES
--------------

CLOSING DATE:            On or about May 25th, 2000.

DISTRIBUTION DATE:       The 25th day of each month, or if such a day is not a
                         business day, the next succeeding business day, commencing in June 2000.

CUT-OFF DATE:             May 1, 2000.

DETERMINATION DATE:      The 10th calendar day of each month, or if that day is
                         not a business day, then the immediately preceding business day.

COLLECTION PERIOD:       The period beginning on the 2nd day of the calendar
                         month preceding the month in which the relevant
                         Distribution Date occurs, through the 1st day of the month in which the relevant Distribution Date occurs.

INTEREST ACCRUAL PERIOD: For the Offered Certificates, other than the Class A-1
                         Certificates, the calendar month immediately prior to the month in which the relevant Distribution Date occurs. For the Class A-1 Certificates, the period beginning on the prior Distribution Date, or on the closing date in the case of the first



--------------------------------------------------------------------------------
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                         Distribution Date, and ending on the day prior to the
                         relevant Distribution Date.


SUMMARY OF TERMS
----------------

DENOMINATION:            $25,000 and integral multiples of $1 in excess of that
                         amount.

SMMEA ELIGIBILITY:       The Offered Certificates will NOT be SMMEA eligible.

TAX STATUS:              The Offered Certificates will be designated as regular
                         interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal tax income purposes.

SOURCE OF CALCULATION    Telerate Page 3750.
OF ONE-MONTH LIBOR:

PRICING PREPAYMENT       100% of the prepayment assumption ("PPC") will be
SPEED:                   applied for pricing purposes. 100% PPC describes
                         prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.91% CPR per month to 25% CPR in month 12, and remaining at 25% CPR thereafter.


OFFERED CERTIFICATES
--------------------

OFFERED CERTIFICATES:    The Class A-1, Class A-2, Class A-3, Class A-4, Class
                         A-5, Class M-1, Class M-2 and Class B Certificates.
                         The Class BB, Class X and Class R Certificates are not being offered hereby. It is anticipated that an affiliate of the Servicer will purchase the Class BB, Class X, and Class R Certificates at closing.

SENIOR CERTIFICATES:     The Class A-1, A-2, A-3, A-4, and A-5 Certificates.

SUBORDINATE              The Class M-1, Class M-2, and Class B Certificates.
CERTIFICATES:


ASSETS OF THE TRUST
-------------------

MORTGAGE LOAN POOL:      -  Consists of 2,606 fixed-rate Mortgage Loans with an
                            aggregate principal balance of $210,257,198 as of the Cut-Off Date.
                         -  First and second priority liens secured
                            by mortgages or deeds of trust on properties.
                         -  1-4 Family residential properties, condominium
                            units, PUDs, and manufactured housing.
                         -  Approximately 77.27% (by Cut-off Date principal
                            balance) of the Home Equity Loans bear prepayment premiums.


SERVICING OF THE LOANS
----------------------

ADVANCING:               The Servicer is obligated to make cash advances with
                         respect to delinquent payments of principal and interest on any Mortgage Loan (to the extent deemed recoverable by the Servicer).

COMPENSATING INTEREST:   The Servicer will pay compensating interest on any full
                         prepayments of a Mortgage Loan



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                         (provided that the compensating interest paid by the
                         Servicer in such month shall not exceed 50% of the aggregate servicing fees received by the Servicer in the related Collection Period.)


INTEREST DISTRIBUTIONS
----------------------

INTEREST DISTRIBUTIONS   On each Distribution Date, interest accrued during the
AMOUNT:                  preceding Interest Accrual Period will be due on the
                         Offered Certificates. The Offered Certificates will accrue interest for each Interest Accrual Period on their unpaid principal balance.

COUPON STEP UP:          Commencing on the first day of the Interest Accrual
                         Period in which the Optional Termination Date occurs, the interest rate on the Offered Certificates will increase by 0.50% per annum.

OPTIONAL TERMINATION     The Servicer may, at its option, repurchase all but not
DATE:                    less than all of the loans in the trust as of any
                         Distribution Date on or after the first date on which the current aggregate principal balance of the loans is less than 10% of the aggregate principal balance of the loans as of the cut-off date.

NET WAC CAP:             The Net WAC Cap shall equal the average of the Net
                         Mortgage Interest Rates of the Loans as of the first day of the related Collection Period, or in the case of the first Distribution Date, the Cut-off Date, weighted on the basis of the related principal balances of the Loans as of that date.

CLASS A-1 INTEREST RATE  The Class A-1 Pass Through Rate will be equal to the
CAP: lesser of (i) One-Month LIBOR + [xx]%, (ii) the Net WAC Cap, and (iii) 11.00%.

NET MORTGAGE INTEREST    For each loan is the applicable Mortgage Interest Rate
RATE:                    less the sum of:
                         1.  the servicing fee rate; and
                         2.  the trustee fee rate.

INTEREST CARRY FORWARD   Means for any class of Certificates and any
AMOUNT:                  Distribution Date, the sum of:

                         1. the excess, if any, of the current interest at the
                            applicable Pass-Through Rate distributable to that class, over the amount in respect of interest actually distributed for that class on the prior Distribution Date; and

                         2. interest on that excess in clause (1) above, at the
                            applicable Pass-Through Rate (x) with respect to the Offered Certificates, other than the Class A-1 Certificates, on the basis of a 360-day year consisting of twelve 30-day months and (y) with respect to the Class A-1 Certificates, on the basis of the actual number of days elapsed since the prior Distribution Date; and

                         3. any unpaid amounts in respect of clauses (1) and (2)
                            above for that Class for any prior Distribution
                            Dates.

LIBOR CARRYOVER AMOUNT:  If the Class A-1 Pass-Through Rate is capped at the Net
                         WAC Cap, any interest which would have accrued at the Class A-1 Pass-Through Rate but is unpaid due to the application of the Net WAC Cap will be payable together with accrued interest thereon at the then current Class A-1 Pass-Through Rate (without imposing the Net WAC
                         Cap), to the extent of certain available funds.

DAY COUNT:               Interest on the Class A-1 Certificates will be
                         calculated on the basis of the actual number of days elapsed in the Interest Accrual Period and a 360-day year. Interest on the Class A-2, Class A-3, Class A-4,
                         Class A-5, Class M-1, Class M-2 and Class B
                         Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

PAYMENT DELAY:           With the exception of the Class A-1 Certificates: 24
                         days, and with respect to the Class A-1 Certificates, 0 days.


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PRIORITY OF INTEREST DISTRIBUTIONS:
-----------------------------------

                         On each Distribution Date, the trustee will distribute the Interest Remittance Amount in the following order:

                         1. To the trustee, the trustee fee;

                         2. Concurrently, to the Class A-1, Class A-2, Class
                            A-3, Class A-4 and Class A-5 Certificates, pro rata, current interest at the applicable Pass-Through Rate for each such class for that Distribution Date;

                         3. Concurrently, to the Class A-1, Class A-2, Class
                            A-3, Class A-4 and Class A-5 Certificates, pro rata, the current interest at the applicable Interest Carry Forward Amount for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, respectively;

                         4. To the Class M-1 Certificates, the current interest
                            at the applicable Pass-Through Rate for the Class M-1 Certificates for that Distribution Date;

                         5. To the Class M-2 Certificates, the current interest
                            at the applicable Pass-Through Rate for the Class M-2 Certificates for that Distribution Date;

                         6. To the Class B Certificates, the current interest at
                            the applicable Pass-Through Rate for the Class B Certificates for that Distribution Date; and

                         7. The amount, if any, of the Interest Remittance
                            Amount remaining after application with respect to the priorities set forth above will (a) if a Trigger Event is in effect, be distributed as principal to the Offered Certificates in accordance with the priority of principal distributions when a Trigger Event is in effect, as described below, and (b) as long as a Trigger Event is not in effect, be included as part of the Monthly Excess Cashflow Amount and will be applied as described below.

INTEREST REMITTANCE      As of any Distribution Date, is equal to the sum,
AMOUNT:                  without duplication, of:

                         1. all interest collected or advanced with respect to
                            the related Collection Period on the loans, less the servicing fee, certain amounts available for reimbursement of Advances and Servicing Advances and other expenses;

                         2. all Compensating Interest paid by the Servicer for
                            that Distribution Date with respect to the loans;
                            and

                         3. the portion of any payment in connection with any
                            loan substitution, loan purchase, optional termination, net liquidation proceeds, or insurance proceeds, in each case, relating to interest with respect to the loans received during the prior calendar month.



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PRINCIPAL DISTRIBUTIONS
-----------------------

PRINCIPAL PAYMENTS:      Payments of principal to the Offered Certificates are
                         derived primarily from collections of principal on the Mortgage Loans.

PRINCIPAL DISTRIBUTION   Equal to the sum of (i) all principal amounts collected
AMOUNT:                  on the Mortgage Loans during the related Collection
                         Period or prepayment period, as applicable, less the amount, if any, by which the overcollateralization amount for the Offered Certificates exceeds the Targeted Overcollateralization Amount for such
                         Distribution Date and (ii) the "Extra Principal
                         Distribution Amount", which is equal to the lesser of
                         (a) the Excess Interest, and (b) the
                         Overcollateralization Deficiency Amount for such
                         Distribution Date.

OVERCOLLATERALIZATION    As of any Distribution Date,  is equal to the excess,
DEFICIENCY AMOUNT:       if any, of:

                         1. the Targeted Overcollateralization Amount for that
                            Distribution Date over

                         2. the overcollateralization amount for such
                            Distribution Date calculated for this purpose after taking into account the reduction on the Distribution Date of the Certificate Principal Balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount, but not the Extra Principal Distribution Amount, on that Distribution Date, but prior to taking into account any application of Realized Losses on that Distribution Date.


PRIORITY OF PRINCIPAL DISTRIBUTIONS (TRIGGER EVENT IN EFFECT):
--------------------------------------------------------------

                         With respect to each Distribution Date on which a Trigger Event is in effect, holders of the Offered Certificates will be entitled to 100% of the principal collections on the loans during the related Collection Period or prepayment period, as applicable, for that Distribution Date and any Interest Remittance Amount payable as principal pursuant to Priority 7 in the section Interest Distribution Priorities above, in the following order of priority:

                         First, to the Class A-5 Certificates in an amount up to the Class A-5 Lockout Distribution Amount for that Distribution Date, until the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero, and then sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 Certificates, in that order, until the respective Certificate Principal Balances are reduced to zero.

                         Second, to the holders of the Class M-1 Certificates until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero.

                         Third, to the holders of the Class M-2 Certificates until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero.

                         Fourth, to the holders of the Class B Certificates until the Certificate Principal Balance of the Class B



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                         Certificates has been reduced to zero.


PRIORITY OF PRINCIPAL DISTRIBUTIONS (TRIGGER EVENT NOT IN EFFECT):
------------------------------------------------------------------

                         With respect to each Distribution Date as long as a Trigger Event is not in effect, the holders of all classes of Certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below:

                         First, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, will be distributed sequentially, to the Class A-5 Certificates up to the Class A-5 Lockout Distribution Amount, and to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, until the Certificate Principal Balance of each class has been reduced to zero;

                         Second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount, will be distributed to the Class M-1 Certificates, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                         Third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in priority first above and the amount distributed to the Class M-1 Certificates in priority second above and (y) the Class M-2 Principal Distribution Amount, will be distributed to the Class M-2 Certificates, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                         Fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above and the amount distributed to the Class M-2 Certificates pursuant to priority third above and (y) the Class B Principal Distribution Amount, will be distributed to the Class B Certificates, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero; and

                         Fifth, any amount of the Principal Distribution Amount remaining after making all of the distributions in priority first, second, third, and fourth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below.

CLASS A PRINCIPAL        Means as of any Distribution Date as long as a Trigger
DISTRIBUTION AMOUNT:     Event is not in effect, the excess of:

                         1. the sum of the Certificate Principal Balances of the
                            Class A Certificates immediately prior to such Distribution Date over

                         2. the product of (i) approximately [68.80]% and (ii)
                            the Pool Balance as of the last day of the related Collection Period.



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CLASS M-1 PRINCIPAL      Means as of any Distribution Date as long as a Trigger
DISTRIBUTION AMOUNT:     Event is not in effect, the excess of:

                         1. the sum of:

                            (A) the sum of the Certificate Principal Balances of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount on that Distribution Date, and

                            (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over

                         2. the product of (i) approximately [78.80]% and (ii)
                            the Pool Balance as of the last day of the related Collection Period.


CLASS M-2 PRINCIPAL      Means as of any Distribution Date as long as a Trigger
DISTRIBUTION AMOUNT:     Event is not in effect, the excess of:

                         1.    the sum of:

                               (A) the sum of the Certificate Principal Balances of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount on that Distribution Date,

                               (B) the Certificate Principal Balance of the
                               Class M-1 Certificates, after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date, and

                               (C) the Certificate Principal Balance of the
                               Class M-2 Certificates immediately prior to that Distribution Date, over

                         2. the product of (i) approximately [85.80]% and (ii)
                            the Pool Balance as of the last day of the related Collection Period.

CLASS B PRINCIPAL        Means as of any Distribution Date as long as a Trigger
DISTRIBUTION AMOUNT:     Event is not in effect, the excess of:

                        1.    the sum of:

                               (A) the sum of the Certificate Principal Balances of the Class A Certificates, after taking into account the payment of the Class A Principal Distribution Amount on that Distribution Date,

                               (B) the Certificate Principal Balance of the
                               Class M-1 Certificates, after taking into account the payment of the Class M-1 Principal Distribution Amount on that Distribution Date,

                               (C) the Certificate Principal Balance of the
                               Class M-2 Certificates, after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date, and

                               (D) the Certificate Principal Balance of the
                               Class B Certificates immediately prior to that Distribution Date, over

                         2.    the lesser of:

                               (A) the product of (i) approximately [8.00]% and
                               (ii) the Pool Balance as of the last day of the related Collection Period and

                               (B) the Pool Balance as of the last day of the related Collection Period minus the product of
                               (i) 0.50% and (ii) the Pool Balance on the Cut-off Date.



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MONTHLY EXCESS CASHFLOW  On any Distribution Date, the sum of the Excess
AMOUNT: Interest and any portion of the principal collections on the Loans during the related Collection Period or prepayment period, as applicable, without duplication, remaining after principal distributions on the Offered Certificates is referred to as the "Monthly Excess Cashflow Amount." The Monthly Excess Cashflow Amount, if any, is required to be applied in the following order of priority on the related Distribution Date:

                         1. to fund any remaining applicable unpaid current interest for that Distribution Date, pro rata, among the Class A Certificates;

                         2. to fund the remaining Interest Carry Forward Amounts for the classes of Class A Certificates, if any, pro rata, among the Class A Certificates;

                         3. to fund the Extra Principal Distribution Amount for that Distribution Date;

                         4. to fund any remaining unpaid current interest for that Distribution Date for the Class M-1 Certificates;

                         5. to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                         6. to fund the unpaid Realized Losses applied to the Class M-1 Certificates;

                         7. to fund any remaining unpaid current interest for that Distribution Date for the Class M-2 Certificates;

                         8. to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

                         9. to fund the unpaid Realized Losses applied to the Class M-2 Certificates;

                         10. to fund any remaining unpaid current interest for
                             that Distribution Date for the Class B
                             Certificates;

                         11. to fund the Interest Carry Forward Amount for the
                             Class B Certificates, if any;

                         12. to fund the unpaid Realized Losses applied to the
                             Class B Certificates;

                         13. to fund the aggregate amount of any LIBOR Carryover
                             Amount, if any;

                         14. to pay any special servicing fees for that
                             Distribution Date or which remain unpaid from any previous Distribution Date; and

                         15. to fund distributions to the holders of the Class
                             X, Class BB and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

CLASS A-5 LOCKOUT        For any Distribution Date, the product of:
DISTRIBUTION AMOUNT:
                         1.  the applicable Class A-5 Lockout Percentage; and

                         2.  the Class A-5 Lockout Pro Rata Distribution Amount

CLASS A-5 LOCKOUT:       For each Distribution Date is as follows:
PERCENTAGE:

                         -------------------------------------------------------
                                 DATES (PERIODS)              LOCKOUT PERCENTAGE
                         -------------------------------------------------------
                         June 2000 - May 2003     (1-36)              0%
                         June 2003 - May 2005     (37-60)            45%
                         June 2005 - May 2006     (61-72)            80%
                         June 2006 - May 2007     (73-84)           100%
                         June 2007 and thereafter (85-  )           300%
                         -------------------------------------------------------

CLASS A-5 LOCKOUT PRO    For any Distribution Date is an amount equal to the
RATA:                    product of:



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DISTRIBUTION AMOUNT:     1.  a fraction, the numerator of which is the
                             Certificate Principal Balance of the Class A-5 Certificates immediately prior to the Distribution Date and the denominator of which is the aggregate Certificate Principal balance of all the Class A Certificates immediately prior to such Distribution Date; and

                         2. the Principal Distribution Amount for such Distribution Date.

CREDIT ENHANCEMENT:      Credit enhancement for the Certificates will be
                         provided by the following: (a) Excess Interest (b) overcollateralization, and (c) subordination.


                         (a) Excess Interest:

                         The interest on the loans is generally expected to be higher than the sum of the servicing fee, the trustee fee, and the interest distributable to the Offered Certificates, thus generating excess interest which will be available as principal payments on the related Offered Certificates on each Distribution Date. Such amount can vary over time based on the prepayment and default experience of the Loans.

                         (b) Overcollateralization:

                         The total principal balance of the Loans is approximately [4.10%] greater than the total principal balance of the Certificates. This overcollateralization will absorb losses on the loans before such losses affect the Certificates. If the level of overcollateralization falls below what is required under the pooling and servicing agreement, the excess interest will be paid to the Offered Certificates as principal. This will have the effect of reducing the principal balance of the Certificates faster than the principal balance of the loans so that the required level of overcollateralization is reached.

                         1. Before the Stepdown Date, the overcollateralization requirement is [4.10%] of the original Pool Balance.

                         2.  On and after the Stepdown Date, the
                             overcollateralization requirement is the lesser of [8.20%] of the current aggregate Pool Balance and [4.10%] of the original Pool Balance.

                         3. The overcollateralization requirement is subject to a floor of [0.50%] of the original Pool Balance.

                         (c) Subordination:

                         On each Distribution Date, the classes of Certificates that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid. If there are insufficient funds on a Distribution Date to pay all classes, the most subordinate classes are the first to forego payment.

                         CLASS A CREDIT ENHANCEMENT:

                         1. Excess Interest.

                         2. Subordination of the Class M-1, M-2, and B
                            Certificates, totaling [11.50%] of the original Pool Balance and initial overcollateralization of [4.10%] of the original Pool Balance.

                         CLASS M-1, M-2, AND B CREDIT ENHANCEMENT

                         1. Excess Interest.

                         2. Class M-1 is enhanced by [6.50%] in subordinate
                            Certificates and overcollateralization initially equal to the requirement of [4.10%] of the original Pool Balance.

                         3. Class M-2 is enhanced by [3.00%] in subordinate
                            Certificates and overcollateralization initially equal to the requirement of [4.10%] of the original Pool Balance.

                         4. Class B is enhanced by overcollateralization initially equal to the requirement of [4.10%] of the



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                             original Pool Balance.

                         If, on any Distribution Date after the balances of the Offered Certificates have been reduced by the amount of distributions on that date, the total principal balance of the Offered Certificates is greater than the total principal balance of the loans, the principal balance of the Offered Certificates that are lower in order of payment priority will be reduced by the amount of the excess.

STEPDOWN DATE:           The later to occur of:

                         (i)  the Distribution Date in [May 2003] and

                         (ii) the first Distribution Date on which the Senior
                              Enhancement Percentage is greater than or equal to the related Senior Specified Enhancement Percentage.

TRIGGER EVENT:           A Trigger Event will have occurred on a Distribution
                         Date if:

                         (i) the six-month rolling average of 60+ day delinquent
                             loans equals or exceeds [45]% of the Senior
                             Enhancement Percentage; provided, that if the Certificate Principal Balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of 60+ day delinquent loans equals or exceeds [20]%.

SENIOR ENHANCEMENT       For any Distribution Date is the percentage obtained by
PERCENTAGE:              dividing:

                         (1) the sum of (x) the aggregate Certificate Principal
                             Balance of the Subordinated Certificates and (y) the overcollateralization amount, in each case before taking into account the distribution of the Principal Distribution Amount on that Distribution Date by

                         (2) the Pool Balance as of the last day of the related
                             Collection Period.

SENIOR SPECIFIED         On any Determination Date means approximately [31.20%].
ENHANCEMENT PERCENTAGE:

PROSPECTUS:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                         Certificates may not be consummated unless the purchaser has received the Prospectus.



--------------------------------------------------------------------------------
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          DESCRIPTION OF THE COLLATERAL AS OF THE CUT-OFF DATE (5/1/00)
          -------------------------------------------------------------

          PRINCIPAL BALANCE:         $210,257,198

          NUMBER OF LOANS:           2,606

          AVERAGE BALANCE:           $80,682 (range: $9,123 - $638,249)

          LOAN TYPE:                 99.86% fixed rate fully amortizing loans
                                     0.14% fixed rate balloon loans

          LIEN TYPE:                 94.15% 1st Liens

                                     5.85% 2nd Liens

          WA COUPON:                 10.10% (range: 8.10% - 17.89%)

          WA REMAINING TERM:         321 months (range:  112 - 356 months)

          WA SEASONING:              6 months (range:  4 - 9 months)

          LIEN POSITION:             94.15% first / 5.85% second

          WA LTV RATIO:              71.78% (range:  4.65% - 90.00%)

          WA CLTV RATIO:             75.23% (range:  7.53% - 90.00%)

          WA FICO CREDIT SCORE:      605

          GEOGRAPHIC DISTRIBUTION:   CA (30.19%), TX (8.90%), FL (7.41%), with
                                     all remaining states under 5.00%



--------------------------------------------------------------------------------
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          DESCRIPTION OF THE COLLATERAL AS OF THE CUT-OFF DATE (5/1/00)
          -------------------------------------------------------------

                                                                    PERCENT OF
                                                   AGGREGATE       CUT-OFF DATE
                                     NUMBER OF     PRINCIPAL      POOL PRINCIPAL
AGGREGATE FIELD    DESCRIPTION         LOANS        BALANCE          BALANCE
---------------    -----------       ---------   -----------      --------------
State              California           581      $63,482,526            30.19
                   Texas                303       18,711,494             8.90
                   Florida              205       15,581,764             7.41
                   Illinois             137       10,258,899             4.88
                   Pennsylvania         124        7,716,811             3.67
                   Washington            71        7,279,068             3.46
                   Ohio                  91        6,311,057             3.00
                   Massachusetts         67        6,299,981             3.00
                   Georgia               90        6,258,802             2.98
                   Michigan              86        5,182,240             2.46
                   Minnesota             47        4,646,696             2.21
                   Colorado              50        4,535,452             2.16
                   North Carolina        52        4,337,868             2.06
                   Arizona               61        4,249,991             2.02
                   Indiana               56        4,058,366             1.93
                   Nevada                34        3,271,490             1.56
                   South Carolina        46        2,911,130             1.38
                   Louisiana             46        2,738,615             1.30
                   Oklahoma              44        2,719,404             1.29
                   Tennessee             44        2,716,077             1.29
                   Virginia              32        2,579,747             1.23
                   Oregon                27        2,310,027             1.10
                   Hawaii                17        2,123,830             1.01
                   Missouri              40        2,095,734             1.00
                   Connecticut           17        1,851,008             0.88
                   Arkansas              37        1,835,474             0.87
                   New Mexico            24        1,558,286             0.74
                   Wisconsin             24        1,488,195             0.71
                   Utah                  21        1,481,584             0.70
                   New Jersey            12        1,287,028             0.61
                   Rhode Island          10        1,163,857             0.55
                   Maine                 11        1,109,867             0.53
                   Kansas                13          827,849             0.39
                   Maryland               9          817,368             0.39
                   Mississippi           18          774,184             0.37
                   Iowa                  10          674,412             0.32
                   New Hampshire          7          593,929             0.28
                   Idaho                  8          593,575             0.28
                   West Virginia          9          470,474             0.22
                   Montana                7          385,701             0.18
                   Kentucky               5          268,752             0.13
                   Alabama                5          246,454             0.12
                   Delaware               3          153,034             0.07
                   New York               1          103,551             0.05
                   Alaska                 1           61,884             0.03
                   Wyoming                1           58,275             0.03
                   North Dakota           1           50,550             0.02
                   District of            1           24,836             0.01
                   Columbia
                                      -----     ------------           -------
                                      2,606     $210,257,198           100.00%



--------------------------------------------------------------------------------
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                                                                              14

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           DESCRIPTION OF THE COLLATERAL AS OF THE CUT-OFF DATE (5/1/00)
           -------------------------------------------------------------

                                                                    PERCENT OF
                                          LOANS      AGGREGATE     CUT-OFF DATE
                                        NUMBER OF    PRINCIPAL    POOL PRINCIPAL
AGGREGATE FIELD      DESCRIPTION         LOANS        BALANCE        BALANCE
---------------      -----------        ---------   ----------    --------------

Range of             8.001%  -   8.500%    137      $17,264,199        8.21
Loan Interest Rates  8.501%  -   9.000%    319       34,380,241       16.35
                     9.001%  -   9.500%    304       30,568,465       14.54
                     9.501%  -  10.000%    480       45,522,500       21.65
                     10.001%  - 10.500%    238       18,272,457        8.69
                     10.501%  - 11.000%    329       23,193,472       11.03
                     11.001%  - 11.500%    196       12,318,564        5.86
                     11.501%  - 12.000%    186        9,753,258        4.64
                     12.001%  - 12.500%    107        5,323,732        2.53
                     12.501%  - 13.000%    131        6,307,107        3.00
                     13.001%  - 13.500%     78        3,347,090        1.59
                     13.501%  - 14.000%     61        2,492,793        1.19
                     14.001%  - 14.500%     26          870,585        0.41
                     14.501%  - 15.000%     10          515,100        0.24
                     15.001%  - 15.500%      3           88,312        0.04
                     17.501%  - 18.000%      1           39,325        0.02
                                         -----     ------------      -------
                                         2,606     $210,257,198      100.00%



                                                                           PERCENT OF
                                                                          CUT-OFF DATE
                                                            NUMBER OF      PRINCIPAL        POOL PRINCIPAL
AGGREGATE FIELD                        DESCRIPTION            LOANS         BALANCE             BALANCE
---------------                        -----------          ---------     ------------      --------------

Range of                      $0.01 to        $25,000.00         156         $3,559,070           1.69
Current Principal Balances    $25,000.01 to   $50,000.00         799         29,967,606          14.25
                              $50,000.01 to   $75,000.00         591         36,423,884          17.32
                              $75,000.01 to  $100,000.00         390         33,882,970          16.12
                              $100,000.01 to $125,000.00         245         27,409,389          13.04
                              $125,000.01 to $150,000.00         155         21,219,851          10.09
                              $150,000.01 to $175,000.00         100         16,122,857           7.67
                              $175,000.01 to $200,000.00          51          9,581,836           4.56
                              $200,000.01 to $225,000.00          39          8,334,622           3.96
                              $225,000.01 to $250,000.00          25          5,925,189           2.82
                              $250,000.01 or Greater              55         17,829,925           8.48
                                                               -----       ------------         -------
                                                               2,606       $210,257,198         100.00%



                                                                    PERCENT OF
                                                     AGGREGATE     CUT-OFF DATE
                                     NUMBER OF       PRINCIPAL    POOL PRINCIPAL
AGGREGATE FIELD      DESCRIPTION      LOANS           BALANCE        BALANCE
---------------      -----------     ---------      ----------    --------------

Lien Priority        First Lien         2,302      $197,950,293       94.15
                     Second Lien          304        12,306,905        5.85
                                       ------      ------------      -------
                                        2,606      $210,257,198      100.00%



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          DESCRIPTION OF THE COLLATERAL AS OF THE CUT-OFF DATE (5/1/00)
          -------------------------------------------------------------

                                                                   PERCENT OF
                                                      AGGREGATE   CUT-OFF DATE
                                         NUMBER OF    PRINCIPAL  POOL PRINCIPAL
AGGREGATE FIELD     DESCRIPTION            LOANS       BALANCE      BALANCE
---------------     -----------          ---------    ---------  --------------

Range of Combined    5.01% to  10.00%         1          $34,889         0.02
Loan to Value Ratio  15.01% to 20.00%         9          339,390         0.16
                     20.01% to 25.00%        14          654,871         0.31
                     25.01% to 30.00%        20          766,931         0.36
                     30.01% to 35.00%        26        1,445,580         0.69
                     35.01% to 40.00%        41        2,156,342         1.03
                     40.01% to 45.00%        52        3,302,989         1.57
                     45.01% to 50.00%        71        4,433,182         2.11
                     50.01% to 55.00%        73        4,084,887         1.94
                     55.01% to 60.00%       117        8,353,584         3.97
                     60.01% to 65.00%       198       14,808,893         7.04
                     65.01% to 70.00%       278       20,653,441         9.82
                     70.01% to 75.00%       386       31,826,234        15.14
                     75.01% to 80.00%       573       46,659,321        22.19
                     80.01% to 85.00%       380       35,270,441        16.77
                     85.01% to 90.00%       367       35,466,225        16.87
                                         ------     ------------       -------
                                          2,606     $210,257,198       100.00%



                                                                   PERCENT OF
                                                      AGGREGATE   CUT-OFF DATE
                                         NUMBER OF    PRINCIPAL   POOL PRINCIPAL
AGGREGATE FIELD     DESCRIPTION            LOANS       BALANCE       BALANCE
---------------     -----------          ---------    ---------   --------------

Range of Loan Age    4-5                     782      $ 63,312,548     30.11
(in months)          6-7                   1,707       138,137,392     65.70
                     8-9                     117         8,807,259      4.19
                                           -----      ------------    -------
                                           2,606      $210,257,198    100.00%



                                                                   PERCENT OF
                                                      AGGREGATE   CUT-OFF DATE
                                         NUMBER OF    PRINCIPAL   POOL PRINCIPAL
AGGREGATE FIELD     DESCRIPTION            LOANS       BALANCE       BALANCE
---------------     -----------          ---------    ---------   --------------

Range of Remaining    61 - 120                71      $  3,038,926     1.45
Term
to Maturity (in      121 - 180               605        28,605,055    13.60
months)
                     181 - 240               127         8,304,401     3.95
                     241 - 300                25         1,951,406     0.93
                     301 - 360             1,778       168,357,410    80.07
                                           -----      ------------   -------
                                           2,606      $210,257,198   100.00%



--------------------------------------------------------------------------------
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          DESCRIPTION OF THE COLLATERAL AS OF THE CUT-OFF DATE (5/1/00)
          -------------------------------------------------------------

                                                                    PERCENT OF
                                                      AGGREGATE    CUT-OFF DATE
                                         NUMBER OF    PRINCIPAL   POOL PRINCIPAL
AGGREGATE FIELD   DESCRIPTION              LOANS       BALANCE       BALANCE
---------------   -----------            ---------    ---------   --------------

Occupancy Type    Owner Occupied           2,316      $191,640,089     91.15
                  Investor Owned             277        17,730,738      8.43
                  Second Home                 13           886,371      0.42
                                           -----      ------------    -------
                                           2,606      $210,257,198    100.00%


                                                                    PERCENT OF
                                                      AGGREGATE    CUT-OFF DATE
                                         NUMBER OF    PRINCIPAL   POOL PRINCIPAL
AGGREGATE FIELD   DESCRIPTION              LOANS       BALANCE       BALANCE
---------------   -----------            ---------    ---------   --------------

Property Type     Single Family            2,244      $177,496,908     84.42
                  Two to Four Family         121        12,994,190      6.18
                  Planned Unit                92         9,395,719      4.47
                  Development
                  Condominium                 94         7,278,627      3.46
                  Manufactured                55         3,091,753      1.47
                  Housing
                                           -----      ------------    -------
                                           2,606      $210,257,198    100.00%



                                                                    PERCENT OF
                                                      AGGREGATE    CUT-OFF DATE
                                         NUMBER OF    PRINCIPAL   POOL PRINCIPAL
AGGREGATE FIELD   DESCRIPTION              LOANS       BALANCE       BALANCE
---------------   -----------            ---------    ---------   --------------

Range of FICO     450 to 499                 107      $  7,955,791     3.78
Credit Score

                  500 to 519                 144         8,877,699     4.22
                  520 to 539                 215        15,349,490     7.30
                  540 to 559                 278        21,179,967    10.07
                  560 to 579                 256        21,464,614    10.21
                  580 to 599                 311        26,277,457    12.50
                  600 to 619                 303        25,040,071    11.91
                  620 to 639                 277        23,296,334    11.08
                  640 to 659                 238        20,222,738     9.62
                  660 to 679                 156        14,346,842     6.82
                  680 to 699                 121        10,226,313     4.86
                  700 to 719                  74         6,351,115     3.02
                  720 to 739                  57         4,451,236     2.12
                  740 to 759                  35         2,643,172     1.26
                  760 to 779                  17         1,474,849     0.70
                  780 to 799                   7           409,272     0.19
                  800 to 819                   4           212,407     0.10
                  Not Available                6           477,828     0.23
                                           -----      ------------   -------
                                           2,606      $210,257,198   100.00%



--------------------------------------------------------------------------------
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                                                                              17
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                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
--------------------------------------------------------------------------------
             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS
-------------------------------

TO OPTIONAL TERMINATION:

CLASS A-1 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          12.11       1.81       1.24        0.95       0.77       0.65
First Principal Payment       06/00      06/00      06/00       06/00      06/00      06/00
Last Principal Payment        01/21      03/04      12/02       04/02      11/01      08/01
Principal Window (years)      20.67       3.83       2.58        1.92       1.50       1.25


CLASS A-2 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          24.28       6.29       3.82        2.70       2.06       1.69
Yield @ 100.00                8.32%      8.25%      8.20%       8.14%      8.07%      8.01%
Modified Duration             10.16       4.64       3.14        2.33       1.82       1.52
First Principal Payment       01/21      03/04      12/02       04/02      11/01      08/01
Last Principal Payment        06/27      04/11      04/06       06/04      01/03      07/02
Principal Window (years)       6.50       7.17       3.42        2.25       1.25       1.00


CLASS A-3 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          27.84      13.10       8.35        5.00       3.22       2.40
Yield @ 100.00                8.68%      8.66%      8.63%       8.59%      8.52%      8.46%
Modified Duration             10.25       7.58       5.70        3.91       2.71       2.09
First Principal Payment       06/27      04/11      04/06       06/04      01/03      07/02
Last Principal Payment        08/28      11/14      08/10       10/06      09/04      01/03
Principal Window (years)       1.25       3.67       4.42        2.42       1.75       0.58


CLASS A-4 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          28.25      14.50      10.25        7.58       5.21       2.81
Yield @ 100.00                8.92%      8.90%      8.88%       8.86%      8.83%      8.73%
Modified Duration             10.07       7.90       6.51        5.32       4.01       2.39
First Principal Payment       08/28      11/14      08/10       10/06      09/04      01/03
Last Principal Payment        08/28      11/14      08/10       02/08      06/06      05/03
Principal Window (years)       0.08       0.08       0.08        1.42       1.83       0.42


CLASS A-5 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          13.16       7.60       6.87        6.36       5.61       4.71
Yield @ 100.00                8.32%      8.29%      8.28%       8.28%      8.27%      8.25%
Modified Duration              7.45       5.33       4.98        4.73       4.32       3.76
First Principal Payment       06/03      06/03      06/03       09/03      02/04      05/03
Last Principal Payment        08/28      11/14      08/10       02/08      06/06      04/05
Principal Window (years)      25.25      11.50       7.25        4.50       2.42       2.00



--------------------------------------------------------------------------------
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                                                                              18

[GRAPHIC OMITTED]

                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
--------------------------------------------------------------------------------
             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)
-------------------------------------------

TO OPTIONAL TERMINATION:

CLASS M-1 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          25.55       9.80       6.81        5.19       4.43       4.21
Yield @ 100.00                8.82%      8.79%      8.76%       8.73%      8.71%      8.71%
Modified Duration              9.87       6.16       4.81        3.95       3.51       3.39
First Principal Payment       12/20      03/05      09/03       08/03      10/03      01/04
Last Principal Payment        08/28      11/14      08/10       02/08      06/06      04/05
Principal Window (years)       7.75       9.75       7.00        4.58       2.75       1.33


CLASS M-2 (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          25.55       9.80       6.81        5.17       4.33       3.94
Yield @ 100.00                9.32%      9.29%      9.26%       9.23%      9.21%      9.19%
Modified Duration              9.46       6.02       4.73        3.87       3.40       3.16
First Principal Payment       12/20      03/05      09/03       07/03      08/03      10/03
Last Principal Payment        08/28      11/14      08/10       02/08      06/06      04/05
Principal Window (years)       7.75       9.75       7.00        4.67       2.92       1.58


CLASS B (TO CALL)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          25.55       9.80       6.81        5.16       4.27       3.81
Yield @ 100.00                9.62%      9.58%      9.55%       9.53%      9.50%      9.48%
Modified Duration              9.24       5.93       4.68        3.83       3.33       3.05
First Principal Payment       12/20      03/05      09/03       06/03      07/03      08/03
Last Principal Payment        08/28      11/14      08/10       02/08      06/06      04/05
Principal Window (years)       7.75       9.75       7.00        4.75       3.00       1.75



--------------------------------------------------------------------------------
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                                                                              19
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[GRAPHIC OMITTED]

                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
--------------------------------------------------------------------------------
             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)
-------------------------------------------

TO MATURITY:

CLASS A-1 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          12.11       1.81       1.24        0.95       0.77       0.65
First Principal Payment       06/00      06/00      06/00       06/00      06/00      06/00
Last Principal Payment        01/21      03/04      12/02       04/02      11/01      08/01
Principal Window (years)      20.67       3.83       2.58        1.92       1.50       1.25


CLASS A-2 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          24.28       6.29       3.82        2.70       2.06       1.69
Yield @ 100.00                8.32%      8.25%      8.20%       8.14%      8.07%      8.01%
Modified Duration             10.16       4.64       3.14        2.33       1.82       1.52
First Principal Payment       01/21      03/04      12/02       04/02      11/01      08/01
Last Principal Payment        06/27      04/11      04/06       06/04      01/03      07/02
Principal Window (years)       6.50       7.17       3.42        2.25       1.25       1.00


CLASS A-3 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          27.88      13.37       8.50        5.00       3.22       2.40
Yield @ 100.00                8.68%      8.67%      8.64%       8.59%      8.52%      8.46%
Modified Duration             10.25       7.65       5.76        3.91       2.71       2.09
First Principal Payment       06/27      04/11      04/06       06/04      01/03      07/02
Last Principal Payment        12/28      12/16      01/12       10/06      09/04      01/03
Principal Window (years)       1.58       5.75       5.83        2.42       1.75       0.58


CLASS A-4 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          29.04      20.85      15.19       11.02       6.20       2.81
Yield @ 100.00                8.92%      8.98%      9.00%       8.99%      8.89%      8.73%
Modified Duration             10.13       9.18       8.00        6.68       4.46       2.39
First Principal Payment       12/28      12/16      01/12       10/06      09/04      01/03
Last Principal Payment        10/29      06/27      03/22       04/17      10/13      05/03
Principal Window (years)       0.92      10.58      10.25       10.58       9.17       0.42


CLASS A-5 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          13.16       7.62       6.94        6.67       6.70       6.00
Yield @ 100.00                8.32%      8.29%      8.29%       8.30%      8.34%      8.35%
Modified Duration              7.45       5.33       5.01        4.88       4.90       4.49
First Principal Payment       06/03      06/03      06/03       09/03      02/04      05/03
Last Principal Payment        08/29      10/26      07/21       12/16      08/13      05/11
Principal Window (years)      26.25      23.42      18.17       13.33       9.58       8.08



--------------------------------------------------------------------------------
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                                                                              20

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                             COMPUTATIONAL MATERIALS FOR
                             PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
                             HOME EQUITY ASSET BACKED CERTFICATES, SERIES 2000-1
--------------------------------------------------------------------------------
             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
             THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)
-------------------------------------------

TO MATURITY:

CLASS M-1 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          25.67      10.66       7.46        5.69       4.83       4.54
Yield @ 100.00                8.82%      8.80%      8.79%       8.77%      8.75%      8.74%
Modified Duration              9.88       6.35       5.03        4.16       3.71       3.58
First Principal Payment       12/20      03/05      09/03       08/03      10/03      01/04
Last Principal Payment        08/29      01/24      12/17       09/13      01/11      01/09
Principal Window (years)       8.75      18.92      14.33       10.17       7.33       5.08


CLASS M-2 (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          25.66      10.58       7.38        5.62       4.68       4.23
Yield @ 100.00                9.32%      9.30%      9.28%       9.26%      9.24%      9.23%
Modified Duration              9.47       6.18       4.92        4.06       3.57       3.33
First Principal Payment       12/20      03/05      09/03       07/03      08/03      10/03
Last Principal Payment        07/29      06/22      06/16       08/12      01/10      03/08
Principal Window (years)       8.67      17.33      12.83        9.17       6.50       4.50


CLASS B (TO MATURITY)

% of Prepayment                  0%        50%        75%        100%       125%       150%
Assumption
Average Life (years)          25.65      10.41       7.25        5.50       4.54       4.03
Yield @ 100.00                9.62%      9.60%      9.57%       9.55%      9.53%      9.51%
Modified Duration              9.24       6.07       4.82        3.98       3.47       3.18
First Principal Payment       12/20      03/05      09/03       06/03      07/03      08/03
Last Principal Payment        05/29      08/20      10/14       05/11      01/09      06/07
Principal Window (years)       8.50      15.50      11.17        8.00       5.58       3.92



--------------------------------------------------------------------------------
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                                                                              21